Long-Term Loans - Schedule of Annual Principal Payments (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Equity Method Investments And Cost Method Investments [Abstract]
2017	$ 16,364
2018	16,364
2019	16,364
2020	40,908
Total	$ 90,000